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      As filed with the Securities and Exchange Commission on June 21, 2001
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    Form 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                  ____________

                            ASIA GLOBAL CROSSING LTD.
             (Exact name of Registrant as specified in its charter)


                   Bermuda                                 98-022-4159
        (State or other jurisdiction of                 (I.R.S. Employer
        incorporation or organization)                Identification Number)





                                  Wessex House
                                 45 Reid Street
                             Hamilton HM12, Bermuda
                                 (441) 296-8600
                     (Address of Principal Executive Office)



If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.

Securities to be registered pursuant to Section 12(b) of the Act:

                                                   Name of Each Exchange
          Title of Each Class                      on which Each Class
          to be so Registered                      is to be Registered

          Class A Common Stock                     New York Stock Exchange

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                  INFORMATION REQUIRED IN REGISTRATION STATEMENT
Item 1.           Description of Registrant's Securities to be Registered.

                  Incorporated by reference to the Registrant's Registration Statement on Form S-1/A filed with the Securities and Exchange Commission on October 5, 2000, File No. 333-37666.


Item 2.           Exhibits.

          3.1. Memorandum of Association of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1/A filed on August 7, 2000).

          3.2. Form of Amended and Restated Bye-laws of the Registrant as in effect on October 12, 2000 (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1/A filed on September 27, 2000).

          3.3. Memorandum of Increase of Share Capital of the Registrant (incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1/A filed on September 27,
                  2000).

         4.1 Form of Certificate for Class A Common Stock, par value $0.01 per share (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1/A filed on July 13, 2000).



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.




Dated:  June 21, 2001

                                                 ASIA GLOBAL CROSSING LTD.


                                                 By:  /s/ Charles F. Carroll
                                                      ----------------------
                                                      Name:  Charles F. Carroll
                                                      Title:  Secretary